Financial Instruments and Risk Management	12 Months Ended
Sep. 30, 2014
Financial Instruments and Risk Management [Abstract]
Financial Instruments and Risk Management Disclosure [Text Block]
(16) Financial Instruments and Risk Management

The market risk inherent in the Company’s financial instruments and positions represents the potential loss arising from adverse changes in currency rates, commodity prices, interest rates and the Company’s stock price. Company policy allows derivatives to be used only for identifiable exposures and, therefore, the Company does not enter into hedges for trading purposes where the sole objective is to generate profits.

Concentration of Credit Risk The counterparties to derivative contracts consist of a number of major financial institutions and are generally institutions with which the Company maintains lines of credit. The Company does not enter into derivative contracts through brokers nor does it trade derivative contracts on any other exchange or over-the-counter markets. Risk of currency positions and mark-to-market valuation of positions are strictly monitored at all times.

The Company continually monitors positions with, and credit ratings of, counterparties both internally and by using outside rating agencies. The Company has implemented policies that limit the amount of agreements it enters into with any one party. While nonperformance by these counterparties exposes the Company to potential credit losses, such losses are not anticipated.

The Company sells to a large number of customers primarily in the retail trade, including those in mass merchandising, drugstore, supermarket and other channels of distribution throughout the world. Wal-Mart Stores, Inc. and its subsidiaries accounted for 17.2%, 20.0% and 20.3% of total net sales in fiscal 2014, 2013 and 2012, respectively, primarily in North America. The Company performs ongoing evaluations of its customers' financial condition and creditworthiness, but does not generally require collateral. The Company’s largest customer had obligations to the Company with a carrying value of approximately $85 at September 30, 2014. While the competitiveness of the retail industry presents an inherent uncertainty, the Company does not believe a significant risk of loss from a concentration of credit risk exists with respect to accounts receivable.

In the ordinary course of business, the Company enters into contractual arrangements (derivatives) to reduce its exposure to foreign currency, interest rate and commodity price risks. The section below outlines the types of derivatives that existed at September 30, 2014 and 2013 as well as the Company’s objectives and strategies for holding these derivative instruments.

Commodity Price Risk The Company uses raw materials that are subject to price volatility. At times, the Company has used, and may in the future use, hedging instruments to reduce exposure to variability in cash flows associated with future purchases of certain materials and commodities. At September 30, 2014, there were no open derivative or hedging instruments for future purchases of raw materials or commodities.

Foreign Currency Risk
A significant share of the Company’s sales are tied to currencies other than the U.S. dollar, the Company’s reporting currency.  As such, a weakening of currencies relative to the U.S. dollar can have a negative impact to reported earnings.  Conversely, strengthening of currencies relative to the U.S. dollar can improve reported results. The primary currencies to which the Company is exposed include the Euro, the Japanese Yen, the British pound, the Canadian dollar and the Australian dollar.

Additionally, the Company’s foreign subsidiaries enter into internal and external transactions that create non-functional currency balance sheet positions at the foreign subsidiary level. These exposures are generally the result of intercompany purchases, intercompany loans and to a lesser extent, external purchases, and are revalued in the foreign subsidiary’s local currency at the end of each period. Revaluation of the non-functional currency balance sheet positions against the foreign subsidiary’s functional currency results in an exchange gain or loss recorded in Other financing items, net on the Consolidated Statements of Earnings and Comprehensive Income. The primary currency to which the Company’s foreign subsidiaries are exposed is the U.S. dollar.

Venezuela Currency Risk See Note 6 to the Condensed Financial Statements for further information on Venezuela currency risk.

Interest Rate Risk The Company has interest rate risk with respect to interest expense on variable rate debt. At September 30, 2014, the Company had $289.5 of variable rate debt outstanding, which was primarily outstanding borrowings under the Company's receivable securitization program and its Revolving Credit Agreement.

Cash Flow Hedges At September 30, 2014, the Company maintains a cash flow hedging program related to foreign currency risk. These derivative instruments have a high correlation to the underlying exposure being hedged and have been deemed highly effective for accounting purposes in offsetting the associated risk.

The Company enters into a series of forward currency contracts to hedge the cash flow uncertainty of forecasted inventory purchases due to currency fluctuations. These transactions are accounted for as cash flow hedges. The Company had an unrealized pre-tax gain of $14.5 and $1.5 at September 30, 2014 and September 30, 2013, respectively, on these forward currency contracts accounted for as cash flow hedges included in Accumulated other comprehensive loss on the Consolidated Balance Sheets. Assuming foreign exchange rates versus the U.S. dollar remain at September 30, 2014 levels over the next twelve months, approximately $13.7 of the pre-tax gain included in Accumulated other comprehensive loss at September 30, 2014, is expected to be included in earnings. Contract maturities for these hedges extend into fiscal year 2016. There were 79 open foreign currency contracts at September 30, 2014 with a total notional value of approximately $316.

Derivatives not Designated in Hedging Relationships The Company holds a share option with a major financial institution, which matured in November 2014, to mitigate the impact of changes in certain of the Company’s deferred compensation liabilities, which are tied to the Company’s common stock price. Period activity related to the share option is classified in the same category in the cash flow statement as the period activity associated with the Company’s deferred compensation liability, which is cash flow from operations.

The Company enters into foreign currency derivative contracts which are not designated as cash flow hedges for accounting purposes to hedge balance sheet exposures. Any gains or losses on these contracts are expected to be offset by exchange gains or losses on the underlying exposures, thus they are not subject to significant market risk. The change in estimated fair value of the foreign currency contracts resulted in income of $4.2 and $4.9 for the twelve months ended September 30, 2014 and 2013, respectively, and was recorded in Other financing items, net on the Consolidated Statements of Earnings and Comprehensive Income. There were 13 open foreign currency derivative contracts which are not designated as cash flow hedges at September 30, 2014, with a total notional value of approximately $270.

The following table provides estimated fair values as of September 30, 2014 and 2013, and the amounts of gains and losses on derivative instruments classified as cash flow hedges as of and for the twelve months ended September 30, 2014 and 2013, respectively.

	At September 30, 2014	For the Year Ended September 30, 2014
Derivatives designated as Cash Flow Hedging Relationships	Estimated Fair Value Asset(Liability) (1) (2)	Pre-Tax Gain/(Loss) Recognized in OCI(3)	Pre-Tax Gain/(Loss) Reclassified From OCI into Income (Effective Portion) (4) (5)
Foreign currency contracts	$14.5	$17.7	$4.7
Total	$14.5	$17.7	$4.7

	At September 30, 2013	For the Year Ended September 30, 2013
Derivatives designated as Cash Flow Hedging Relationships	Estimated Fair Value Asset(Liability) (1) (2)	Gain/(Loss) Recognized in OCI(3)	Gain/(Loss) Reclassified From OCI into Income (Effective Portion) (4) (5)
Foreign currency contracts	$1.5	$18.1	$10.7
Interest rate contracts	—	—	(0.3)
Total	$1.5	$18.1	$10.4

(1)	All derivative assets are presented in other current assets or other assets.

(2)	All derivative liabilities are presented in other current liabilities or other liabilities.

(3)	OCI is defined as other comprehensive income.

(4)	Gain/(Loss) reclassified to Income was recorded as follows: Foreign currency contracts and other financing items, net.

(5)	Each of these derivative instruments has a high correlation to the underlying exposure being hedged and has been deemed highly effective in offsetting associated risk.

The following table provides estimated fair values as of September 30, 2014 and 2013, and the amounts of gains and losses on derivative instruments not classified as cash flow hedges as of and for the twelve months ended September 30, 2014 and 2013, respectively.

	At September 30, 2014	For the Year Ended September 30, 2014
Derivatives not designated as Cash Flow Hedging Relationships	Estimated Fair Value Asset (Liability)	Gain/(Loss) Recognized in Income (1)
Share option	$5.6	$12.3
Foreign currency contracts	3.3	4.2
Total	$8.9	$16.5

	At September 30, 2013	For the Year Ended September 30, 2013
Derivatives not designated as Cash Flow Hedging Relationships	Estimated Fair Value Asset (Liability)	Gain/(Loss) Recognized in Income (1)
Share option	$7.7	$15.5
Commodity contracts (2)	—	(1.9)
Foreign currency contracts	(3.2)	4.9
Total	$4.5	$18.5

(1) Gain/(Loss) recognized in Income was recorded as follows: Share option in Selling, general and administrative expense and foreign currency and commodity contracts in other financing item, net.
(2) The Company discontinued the zinc hedging program in fiscal 2013. The final settlement of outstanding zinc contracts resulted in a loss of $1.9 for the year ended September 30, 2013.

The Company has the following recognized financial assets and financial liabilities resulting from those transactions that meet the scope of the disclosure requirements as necessitated by applicable accounting guidance for balance sheet offsetting:

Offsetting of derivative assets

		At September 30, 2014			At September 30, 2013
Description	Balance Sheet location	Gross amounts of recognized assets	Gross amounts offset in the Balance Sheet	Net amounts of assets presented in the Balance Sheet	Gross amounts of recognized assets	Gross amounts offset in the Balance Sheet	Net amounts of assets presented in the Balance Sheet
Foreign Currency Contracts	Other Current Assets, Other Assets	$19.8	$(0.4)	$19.4	$7.3	$(0.6)	$6.7

Offsetting of derivative liabilities

		At September 30, 2014			At September 30, 2013
Description	Balance Sheet location	Gross amounts of recognized liabilities	Gross amounts offset in the Balance Sheet	Net amounts of liabilities presented in the Balance Sheet	Gross amounts of recognized liabilities	Gross amounts offset in the Balance Sheet	Net amounts of liabilities presented in the Balance Sheet
Foreign Currency Contracts	Other Current Liabilities, Other Liabilities	$(1.8)	$0.2	$(1.6)	$8.6	$(0.2)	$8.4

The net amounts of derivative assets and liabilities are reconciled to the individual line item amounts presented in the Consolidated Balance Sheet.

Fair Value Hierarchy Accounting guidance on fair value measurements for certain financial assets and liabilities requires that assets and liabilities carried at fair value be classified in one of the following three categories:

Level 1: Quoted market prices in active markets for identical assets or liabilities.

Level 2: Observable market based inputs or unobservable inputs that are corroborated by market data.

Level 3: Unobservable inputs reflecting the reporting entity’s own assumptions or external inputs from inactive markets.

Under the fair value accounting guidance hierarchy, an entity is required to maximize the use of quoted market prices and minimize the use of unobservable inputs. The following table sets forth the Company’s financial assets and liabilities, which are carried at fair value, as of September 30, 2014 and 2013 that are measured on a recurring basis during the period, segregated by level within the fair value hierarchy:

	Level 2
	September 30,
	2014	2013
Assets/(Liabilities) at estimated fair value:
Deferred Compensation	$(157.3)	$(167.6)
Derivatives - Foreign Currency contracts	17.8	(1.7)
Share Option	5.6	7.7
Total Liabilities at estimated fair value	$(133.9)	$(161.6)

At September 30, 2014 and 2013, the Company had no level 1 or level 3 financial assets or liabilities.

See Note 10 of the Notes to Consolidated Financial Statements for further discussion of deferred compensation liabilities.

At September 30, 2014 and 2013, the fair market value of fixed rate long-term debt was $2,056.5 and $2,262.3, respectively, compared to its carrying value of $1,998.9 and $2,138.8, respectively. The book value of the Company’s variable rate debt approximates estimated fair value. The estimated fair value of the long-term debt is estimated using yields obtained from independent pricing sources for similar types of borrowing arrangements. The estimated fair value of fixed rate long-term debt has been determined based on level 2 inputs.

Due to the nature of cash and cash equivalents and short-term borrowings, including notes payable, carrying amounts on the balance sheets approximate estimated fair value. The estimated fair value of cash and cash equivalents and short-term borrowings have been determined based on level 2 inputs.

At September 30, 2014, the estimated fair value of foreign currency contracts and the Company's share option as described above is the amount that the Company would receive or pay to terminate the contracts, considering first, quoted market prices of comparable agreements, or in the absence of quoted market prices, such factors as interest rates, currency exchange rates and remaining maturities. The estimated fair value of the Company's unfunded deferred compensation liability is determined based upon the quoted market prices of the Energizer Common Stock Unit Fund as well as other investment options that are offered under the plan.